Exhibit 10.29

Exhibit 10.29
Deed

Investment in Paradise Phosphate Pty Ltd

Deed of release of security

Paradise Phosphate Limited Legend International Holdings, Inc. (each as Grantor) Acorn Capital Limited (as Secured Party)

Contents

	Table of contents

1	Definitions and interpretation	2

	1.1 Definitions	2
	1.2 Deed components	2

2	Release	3

3	Further Assurance	3

4	Title Documents	3

5	Costs and Expenses	3

6	Governing Law	3

7	Counterparts	4

	Schedule 1

	Security Documents	5

	Signing page	6

	Herbert Smith Freehills owns the copyright in this document and using it without permission is strictly prohibited.

Deed of release of security    Contents 1

Deed of release of security

Date ►29 April 2013

Between the parties

Grantors
Paradise Phosphate Limited

ACN 154 180 882 of Level 8, 580 St Kilda Road, Melbourne VIC 3004

Legend International Holdings, Inc

ARBN 120 855 352 of Level 8, 580 St Kilda Road, Melbourne VIC 3004

(each a Grantor)

Secured Party	Acorn Capital Limited ACN 082 694 531 of Level 12, 90 Collins Street, Melbourne Vic 3000 (Secured Party)

Recitals	1 Each Grantor charged and mortgaged its property under the Security Documents.
2 All moneys the payment of which was secured under the Security Documents have been paid or repaid or otherwise satisfied in full.
3 The Secured Party agrees to release the Released Assets from the Security Documents in accordance with this deed.

This deed witnesses	that, for valuable consideration, the receipt and sufficiency of which is acknowledged, the parties agree as follows:

Deed of release of security    page 1

1	Definitions and interpretation

1.1	Definitions

The meanings of the terms used in this deed are set out below.

Term	Meaning
Business Day	a day on which banks are open for business in Brisbane and Melbourne excluding a Saturday, Sunday or public holiday.
Effective Date	29 April 2013.
Financing Statement	data registered (or that is to be registered) pursuant to an application for registration under section 150(1) of the PPS.
Financing Change Statement	data amending a Financing Statement registered on the PPS Register.
PPSA	the Personal Property Securities Act 2009 (Cth).
PPS Register	the Personal Property Securities Register established under section 147 of the PPSA.
Released Assets	the whole of the property secured under the Security Documents.
Security Document	each document described in Schedule 1.
Title Document
any original, duplicate or counterpart certificate or document of title including any real property certificate of title, certificate of units in a unit trust, share certificate or certificate evidencing an investment instrument or negotiable instrument (in the case of the terms ‘certificate’, ‘investment instrument’ or ‘negotiable instrument’, each within the meaning of the PPSA).

1.2	Deed components

This deed includes any schedule.

Deed of release of security    page 2

2 Release

2	Release

On and from 5:00pm on the Effective Date, the Secured Party:

(a)	releases the Released Assets from the operation of the Security Documents; and

(b)	releases each Grantor from all of its obligations under the Security Documents.

3	Further Assurance

(a)
Within 10 Business Days after the Effective Date, the Secured Party must register a Financing Change Statement which amends any Financing Statement registered on the PPS Register with respect to the Released Assets to reflect the release of the security under this deed.

(b)	In relation to the Security Document listed as item 4 in Schedule 1, the Secured Party must on the Effective Date execute and give to Legend International Holdings, Inc.:

(1)	a release of mortgage in Form MMOL-06 in accordance with Chapter 7 of the Mineral Resources Act 1989 (Qld); and

(2)
a letter addressed to the Queensland Department of Natural Resources and Mines requesting the removal of all caveats registered in favour of the Secured Party in respect of mining leases ML 90190 and ML 90191.

(c)
In addition to clauses (a) and (b) of this deed, the Secured Party must take all reasonable steps and execute all documents reasonably required by each Grantor to give effect to the transaction contemplated by this deed.

4	Title Documents

The Secured Party agrees to return to the Grantors on the Effective Date all Title Documents held by the Secured Party in relation to the Released Assets.

5	Costs and Expenses

Paradise Phosphate Limited must pay all costs and expenses (including legal costs and expenses on a full indemnity basis) of the Secured Party in relation to the preparation, execution, delivery, completion and performance of this deed and any document referred to in clause 3.

6	Governing Law

This deed is governed by the laws of Queensland.

Deed of release of security    page 3

7 Counterparts

7	Counterparts

This deed may be executed in any number of counterparts. All counterparts, taken together, constitute one instrument. A party may execute this deed by signing any counterpart.

Deed of release of security    page 4

Schedule 1

Security Documents

1	The security agreement dated 7 February 2012 granted by Legend International Holdings, Inc (Legend) in favour of the Secured Party.

2	The share mortgage dated 7 February 2012 granted by Legend in favour of the Secured Party.

3	The general security agreement dated 7 February 2012 between Paradise Phosphate Limited (formerly Paradise Phosphate Pty Ltd)(Paradise) and the Secured Party.

4
The mortgage dated 7 February 2012 over mining leases ML 90190 and ML 90191 granted by Legend in favour of the Secured Party registered with the Queensland Department of Natural Resources and Mines as dealing numbers 1040294 and 1040295, respectively.

5
The mortgage executed on or about 7 February 2012 over mining leases ML 90190 and ML 90191 granted by Paradise in favour of the Secured Party and not registered with the Queensland Department of Natural Resources and Mines.

Deed of release of security    page 5

Signing Page

Signing page

Executed as a deed

Grantor
Signed sealed and delivered by Paradise Phosphate Limited by
sign here ►	S/S PETER LEE
Company Secretary/Director
print name	PETER LEE
sign here ►	S/S CRAIG MICHAEL
Director
print name	CRAIG MICHAEL

Grantor
Signed sealed and delivered by Legend International Holdings, Inc. by its attorney Peter James Lee dated 12 March 2013
sign here ►	S/S PETER LEE

print name	PETER LEE
sign here ►

print name

Deed of release of security    page 6

Signing Page

Secured Party
Signed sealed and delivered by Acorn Capital Limited by
sign here ►	s/s M SHEEHAN
Company Secretary/Director
print name	M SHEEHAN
sign here ►	S/S DOUGLAS LOH
Director
print name	DOUGLAS LOH

Deed of release of security    page 7